THIRD AMENDED AND RESTATED

BY-LAWS

OF

COLUMBUS MCKINNON CORPORATION

(THE "CORPORATION")

AS OF January 19, 2009

ARTICLE I
SHAREHOLDERS

SECTION 1.01. ANNUAL MEETING. The annual meeting of the shareholders may be held at such time, date and place, within or without the State of New York, as shall be determined by the Board of Directors and stated in the notice of the meeting, or in a waiver of notice thereof.

SECTION 1.02. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, may be called at any time only by the Chairman of the Board or the President or by resolution of the Board of Directors. Special meetings of the shareholders shall be held at such time, date and place, within or without the State of New York, as shall be fixed by the person or persons calling the meeting and stated in the notice or waiver of notice of the meeting.

SECTION 1.03. NOTICE OF MEETINGS OF SHAREHOLDERS. Whenever the shareholders are required or permitted to take any action at a meeting, written notice of the meeting shall be given which shall state the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called and at whose direction it is being issued. The written notice of any meeting shall be given, personally or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting.

SECTION 1.04. QUORUM. At all meetings of the shareholders, the holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of any business.

When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders. The shareholders present may adjourn the meeting despite the absence of a quorum and at any such adjourned meeting at which a quorum shall be present or represented, the Corporation may transact any business which might have been transacted at the original meeting. Except as otherwise provided by law, notice of the adjourned meeting shall not be necessary if the time, date and place thereof are announced at the meeting.

SECTION 1.05. VOTING. At any meeting of the shareholders, every shareholder entitled to vote thereat shall be entitled to vote in person or by proxy. Except as otherwise provided by law or the Certificate of Incorporation, whenever the shareholders are required or permitted to take any action at a meeting, each shareholder of record entitled to vote thereat shall be entitled to one vote for each share from which such shareholder's voting rights are derived standing in his name on the books of the Corporation. All elections of directors shall be determined by a plurality vote, and, except as otherwise provided by law or the Certificate of Incorporation, all other matters shall be determined by vote of the shares present or represented at such meeting and voting on such matters.

SECTION 1.06. PROXIES. Every proxy must be executed in writing by the shareholder. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless it shall have specified therein its duration. Every proxy shall be revocable at the pleasure of the person executing it, except in those cases where an irrevocable proxy is permitted by law.

SECTION 1.07. CONSENTS. Whenever by any provision of law or the Certificate of Incorporation or these By-laws, the vote of shareholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of shareholders may be dispensed with, if all the shareholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken.

                SECTION 1.08. SHAREHOLDERS LIST. A list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting of shareholders upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

SECTION 1.09. APPOINTMENT OF INSPECTORS OF ELECTION. The Board of Directors may, in advance of any meeting of the shareholders, appoint one (1) or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed in advance of the meeting, the person presiding at such meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint one (1) or more inspectors. In case any inspector appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector of election, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. No person who is a candidate for the office of director of the Corporation shall act as an inspector at any meeting of the shareholders at which directors are elected.

SECTION 1.10. DUTIES OF INSPECTORS OF ELECTION. Whenever one (1) or more inspectors of election may be appointed as provided in these By-laws, he, she or they shall determine the number of shares outstanding and entitled to vote, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.

SECTION 1.11. ADVANCE NOTICE OF SHAREHOLDER PROPOSALS AND NOMINATIONS. The matters to be considered and brought before any annual or special meeting of shareholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 1.11.

(1)           Nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only if (i) brought before the meeting by the Corporation and specified in the Corporation’s notice of meeting delivered pursuant to Section 1.03, (ii) brought before the meeting by or at the direction of the Board, or (iii) brought before the meeting by a shareholder of the Corporation who (A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf any nomination or proposal is made, only if such beneficial owner was the beneficial owner of shares of capital stock of the Corporation) both at the time of giving of notice provided for in this Section 1.11, and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 1.11 as to such nominations or other business.  Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a shareholder to propose business to be considered or to propose any nominations of persons for election to the Board at an annual meeting of the shareholders.  Without qualification, for any nominations of persons for election to the Board or other business to be properly brought before an annual meeting by a shareholder, in each case, pursuant to the foregoing clause (iii), the shareholder must (x) have given timely notice thereof in writing and in proper form to the Secretary of the Corporation and (y) provide any updates or supplements to such notice at the times and in the forms required by paragraph (4) of Section 1.11.  To be timely, a shareholder’s notice shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive office of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the prior year’s annual meeting of the Corporation; provided, however, that in the event the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the shareholder, to be timely, must be so delivered, or mailed and received, not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the Corporation.  In no event shall any adjournment or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(2)           For purposes of this Section 1.11, the term “Proposing Person” means (i) the shareholder providing the notice of a proposed nomination or other business proposed to be brought before a meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the proposed nomination or other business proposed to be brought before a meeting is made, and (iii) any affiliate or associate (for purposes of these By-laws, each within the meaning of Rule 12b-2 promulgated under the Exchange Act) of such shareholder or beneficial owner.  To be in proper form, a shareholder’s notice (whether given pursuant to this paragraph (2) or paragraph (3) of this Section 1.11) shall set forth, as of the date of such notice:

(i) as to each Proposing Person, (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of the capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially by such Proposing Person (within the meaning of Rule 13d-3 under the Exchange Act, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future);

(ii) as to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the capital stock of the Corporation, including due to the fact that the value of such derivative, swap or other transaction is determined by reference to the price, value or volatility of any shares of any class or series of the capital stock of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the capital stock of the Corporation (“Synthetic Equity Interests”), which such Synthetic Equity Interests shall be disclosed without regard to whether (x) such derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transaction; (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the capital stock of the Corporation; (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the capital stock of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the capital stock of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the capital stock of the Corporation (“Short Interests”); (D) any rights to dividends on the shares of any class or series of the capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation; (E) any performance related fees (other than an asset based fee) that such

Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the Corporation, any Synthetic Equity Interests or Short Interests; and (F) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the nomination for election of directors or the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (F) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder of record directed to prepare and submit the information required by this Section 1.11(2) on behalf of a beneficial owner;

(iii) as to each person, if any, whom the shareholder proposes to nominate for election or reelection as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to this Section 1.11(2) if such proposed nominee were a Proposing Person; (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Proposing Person, on the one hand, and each proposed nominee and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Proposing Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; and

(iv) as to any business other than nominations for election of directors that a Proposing Person proposes to bring before an annual meeting: (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of any Proposing Person; (B) the text of the proposal or business (including the text of any resolutions proposed for consideration); and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons and (y) between or among any Proposing Person and any other record or beneficial owner of capital stock of the Corporation (including their names) in connection with the proposal of such business by such shareholder.

           (3)           Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be properly elected only (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who (a) is a shareholder of record

(and, with respect to any beneficial owner, if different, on whose behalf any nomination or proposal is made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving of notice provided for in this By-law and at the time of the meeting, (b) is entitled to vote at the meeting and (c) complied with the notice procedures set forth in this By-law under this paragraph (3) and paragraph (2) of this Section 1.11 with respect to nominations for election of directors.  Without qualification, in order for a shareholder to present any nominations of persons for election to the Board at such a special meeting, pursuant to the foregoing clause (ii), the shareholder must (x) have given timely notice thereof in writing and in proper form to the Secretary of the Corporation (which notice shall include disclosure of the information that is required by the applicable provisions of paragraph (2) of this Section 1.11) and (y) provide any updates or supplements to such notice at the times and in the forms required by paragraph (4) of Section 1.11.  To be timely, a shareholder’s notice required by paragraph (2) of this Section 1.11 shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of (x) the ninetieth (90th) day prior to such special meeting or (y) the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.  In no event shall any adjournment a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.  Shareholders shall not be permitted to propose business to be considered by the shareholders at a special meeting.  Business transacted at a special meeting of shareholders shall be confined to the purposes stated in the call and notice thereof.

(4)           A shareholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to paragraphs (1) or (3) of Section 1.11) shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, or, if not practicable, on the first practicable date prior to such meeting and/or to which it is adjourned or postponed (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).  The Corporation may also require any proposed nominee for election to the Board to furnish such other information (i) as may be reasonably required for the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s General Corporate Governance Policy as then in effect or (ii) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(5)           Notwithstanding anything in Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased

Board made by the Corporation at least ten (10) days before the last day a shareholder could otherwise deliver a notice of nomination in accordance with Section 1.11(1), a shareholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(6)           For purposes of this Section 1.11, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(7)           Notwithstanding compliance with the foregoing requirements of this By-law, no person proposed to be nominated to the Board by a shareholder pursuant to this procedure shall become a nominee for election to the Board and no other business shall be considered at the meeting unless the shareholder who has provided the notice or his proxy, nominates such person or introduces such business at the meeting, as the case may be. If any proposed nomination or business is not in compliance with this By-law, the presiding officer of the meeting shall have the power and duty to determine whether such nomination or business was made in compliance with this By-law and, if such nomination or business is determined not to have been properly made, to declare that such nomination or proposal has not been properly brought before the meeting and will be disregarded and declared to be out of order.

(8)           Notwithstanding the foregoing provisions of this By-law, a shareholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this By-law.  This By-law is expressly intended to apply to any business proposed to be brought before a meeting of shareholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act.  In the case of proposals made pursuant to Rule 14a-8 under the Exchange Act, this By-law shall not be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8.  In the event of any conflict between this By-law and the provisions of Rule 14a-8 under the Exchange Act in the circumstance of a shareholder proposal made pursuant to such Rule 14a-8, the provisions of Rule 14a-8 shall control.

ARTICLE II
DIRECTORS

SECTION 2.01. MANAGEMENT OF BUSINESS. The business of the Corporation shall be managed by or under the direction of its Board of Directors, which may exercise all powers of the Corporation, and do all lawful acts and things, except as otherwise provided by law, the Certificate of Incorporation or by these By-laws.

SECTION 2.02. NUMBER AND TENURE. Except as otherwise required by law or in the Certificate of Incorporation, the number of directors which shall constitute the entire Board of Directors shall be not less than three (3) nor more than nine (9) and shall be fixed, and may be increased or decreased, from time to time by resolution adopted by a majority of the directors then in office (inclusive of vacancies).

                SECTION 2.03. ELECTION AND TERM. The directors shall be elected at the annual meeting of the shareholders, and each director shall be elected to hold office until the next succeeding annual meeting of the shareholders and until his successor has been duly elected and qualified.

SECTION 2.04. RESIGNATION AND REMOVAL. Any director may resign at any time by providing written notice thereof to the Chairman of the Board, the President or the Board of Directors, stating the effective date thereof and no acceptance thereof shall be necessary to make it effective. The Board of Directors only, by majority vote of all of the directors then in office, may remove a director; provided, however, that such removal may only be for cause.

SECTION 2.05. VACANCIES. Any vacancies in the Board of Directors occurring for any reason other than from newly created directorships resulting from any increase in the number of directors, shall be filled by a majority of the directors then in office, even if said directors constitute less than a quorum, and a director elected to fill any such vacancy shall serve until the next annual meeting of shareholders or until his successor has been duly elected and has qualified.

Newly created directorships resulting from any increase in the number of directors shall be filled by a majority of the entire Board of Directors (inclusive of vacancies) and a director elected to fill any such newly created vacancy shall serve until the next annual meeting of shareholders or until his successor has been duly elected and has qualified.

SECTION 2.06. QUORUM. At all meetings of the Board of Directors, a majority of the entire Board of Directors (inclusive of vacancies) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 2.07. ANNUAL MEETING. The newly elected Board of Directors shall meet immediately following the adjournment of the annual meeting of shareholders in each year at the same place, within or without the State of New York, and no notice thereof shall be necessary. At each annual meeting of such newly elected Board of Directors, the directors, by majority vote of the directors present thereat, shall elect one such director to serve as the Chairman of the Board, whose powers and authority shall consist of presiding at all meetings of the Board of Directors and the calling of special meetings of the Board of Directors as provided in Section 2.09 hereof.

SECTION 2.08. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such time, date and place, within or without the State of New York, as shall from time to time be fixed by the Board of Directors and no notice thereof shall be necessary.

SECTION 2.09. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on two (2) days' notice by mail or on one days' notice orally or by personal delivery, telecopier, telegram or electronic mail to each director. Special meetings of the Board of Directors shall be called by the Chairman of the Board or the President on like notice on the request of any two (2) directors. Special meetings shall be held at such time, date and place, within or without the State of New York, as shall be fixed by the person or persons calling the meeting and stated in the notice or waiver of notice of the meeting.

SECTION 2.10. TELEPHONE CONFERENCE. Any one or more members of the Board of Directors, or any committee thereof, may participate in a meeting of such Board of Directors, or committee thereof, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation in a meeting in such manner shall constitute presence in person at such meeting.

SECTION 2.11. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors, or any committee thereof, may be taken without a meeting if all of the members of the Board of Directors, or committee thereof, consent in writing to the adoption of a resolution authorizing such action. The resolution and written consents thereto by the members of the Board of Directors, or committee thereof, taking such action shall be filed with the minutes of the proceedings of the Board of Directors, or committee thereof.

                SECTION 2.12. EXECUTIVE COMMITTEE. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors (inclusive of vacancies), may designate an Executive Committee to be composed of at least three (3) directors, which Executive Committee shall have full charge of and direct the business and affairs of the Corporation, subject to the Board of Directors. The Executive Committee shall have the full powers of the Board of Directors, except as otherwise provided herein, by law or in the Certificate of Incorporation, between meetings of the Board of Directors, to transact all ordinary business and affairs of the Corporation; shall adopt its own rules of procedure and its place of meeting; and at every meeting of the Board of Directors shall report the resolutions passed and business transacted by the Executive Committee since the last meeting of the Board of Directors. Notwithstanding the foregoing, the Executive Committee shall not have any authority as to any of the following matters:

(1)           The submission to the shareholders of any action requiring shareholders' approval under law.

(2)           The filling of vacancies in the Board of Directors or in any committee thereof.

(3)           The fixing of compensation of the directors for serving on the Board of Directors or on any committee thereof.

(4)           The amendment or repeal of the By-laws or the adoption of new By-laws.

(5)           The amendment or repeal of any resolution of the Board of Directors which by its terms shall not be so amendable or repealable.

Two (2) members of the Executive Committee shall constitute a quorum at any meeting of the Executive Committee. Any member of the Executive Committee shall be subject to removal from the Executive Committee at any time and for any reason by the affirmative vote of a majority of the entire Board of Directors (inclusive of vacancies).

SECTION 2.13. OTHER COMMITTEES. The Board of Directors may, by resolution or resolutions adopted by a majority of the entire Board of Directors (inclusive of vacancies), designate one or more other committees, each to be comprised of such number of directors provided in said resolution or resolutions, which to the extent provided in said resolution or resolutions and within the limitations prescribed by law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation; provided, however, that no such other committee shall have any authority as to any of the matters set forth in Section 2.12 (1) through (5).

ARTICLE III

OFFICERS

SECTION 3.01. OFFICERS. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer. Any two or more offices may be held by the same person, except the offices of President and Secretary. The Board of Directors may also elect or appoint such other officers as it may from time to time determine.

SECTION 3.02. TERMS OF OFFICE. Unless otherwise determined by the Board of Directors, all officers shall hold office until the first meeting of the Board of Directors following the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. Each additional officer appointed or elected by the Board of Directors shall hold office for such term as shall be determined from time to time by the Board of Directors and until his or her successor has been elected or appointed and qualified or until his or her earlier death, resignation or removal.

SECTION 3.03. REMOVAL. Any officer or agent elected by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 3.04. VACANCIES. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by majority vote of the Board of Directors then in office for the unexpired portion of the term.

SECTION 3.05. COMPENSATION. Compensation of all officers shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of his also being a director of the Corporation.

                SECTION 3.06. THE PRESIDENT. The President shall be the chief executive officer of the Corporation; shall preside at all meetings of the shareholders; in the absence of the Chairman of the Board, shall preside at all meetings of the Board of Directors; subject to the powers of the Board of Directors, shall have general charge of the business, affairs and property of the Corporation, and control over its officers, agents and employees; and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The President shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or as may be provided in these By-laws.

SECTION 3.07. VICE PRESIDENTS. The Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the Chairman of the Board and the President, act with all of the powers and be subject to all the restrictions of the Chairman of the Board and the President. The Vice Presidents shall also perform such other duties and have such other powers as the Board of Directors, the President or these By-laws may from time to time prescribe.

SECTION 3.08. THE SECRETARY AND THE ASSISTANT SECRETARIES. The Secretary shall attend all meetings of the Board of Directors, all meetings of the committees thereof, and all meetings of the shareholders and shall record all the proceedings of such meetings in a book or books to be kept for that purpose. Under the Chairman of the Board and the President's supervision, the Secretary shall give, or cause to be given, all notices required to be given by these By-laws or by law; shall have such powers and perform such duties as the Board of Directors, the President or these By-laws may from time to time prescribe; and shall have custody of the corporate seal of the Corporation. The Secretary, or an Assistant Secretary, shall have authority to affix the corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President or the Secretary may from time to time prescribe.

SECTION 3.09. THE TREASURER AND THE ASSISTANT TREASURERS. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation as may be ordered by the Board of Directors; shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the Chairman of the Board and the President and the Board of Directors, at its regular meeting or when the Board of Directors so requires, an account of the Corporation; and shall have such powers and perform such duties as the Board of Directors, the President or these By-laws may from time to time prescribe. If required by the Board of Directors, the Treasurer shall give the Corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurers shall perform such other duties and have such other powers as the Board of Directors, the President or the Treasurer may, from time to time, prescribe.

SECTION 3.10. OTHER OFFICERS, ASSISTANT OFFICERS AND AGENTS. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors.

                SECTION 3.11. ABSENCE OR DISABILITY OF OFFICERS. In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the Board of Directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

ARTICLE IV
CERTIFICATES OF STOCK
SECTION 4.01. FORM. The interest of each shareholder of the Corporation may be evidenced either by certificates for shares of stock in such form (including punch cards, magnetically coded or otherwise treated forms to facilitate machine or automatic processing) as the Board of Directors may from time to time prescribe or may be uncertificated. In the event that shares are certificated, each certificate of stock shall in any event state upon its face all matters required by law. Each certificate of stock issued at any time the Corporation is authorized to issue shares of more than one class of stock shall set out on it the designations, relative rights, preferences and limitations of each class and series then authorized and the power of the Board of Directors to divide any such shares and to change such designations, relative rights, preferences and limitations. The certificates of stock shall be signed by the Chairman of the Board, if any, or by the President or a Vice President and sealed with the seal of the Corporation or a facsimile thereof, and countersigned by the Secretary, or the Treasurer, or an Assistant Secretary, or an Assistant Treasurer, and registered in such manner, if any, as the Board of Directors may by resolution prescribe. Where any such certificate is countersigned by a transfer agent other than the Corporation or its employee, or registered by a registrar other than the Corporation or its employee, the signature of any such officer may be a facsimile signature.

 In case any officer or officers who have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Corporation.

Subject to the restrictions, if any, stated or noted on the stock certificate or on the transfer books of the Corporation's transfer agent, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate therefore, properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the Board of Directors or the transfer agent of the Corporation may reasonably require, or if such shares are uncertificated, by book entry by the transfer agent, or any other means which are the usual and customary means of evidencing the transfer of the shares by the transfer agent. Except as may be otherwise required by law, by the certificate of incorporation or by these by-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect thereto, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the Corporation.

SECTION 4.02. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

SECTION 4.03. FIXING A RECORD DATE FOR SHAREHOLDER MEETINGS. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, on the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 4.04. FIXING A RECORD DATE FOR OTHER PURPOSES. In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purposes of any other lawful action, the record date shall be the date upon which the resolution of the Board of Directors relating thereto is adopted or such later date not more than sixty (60) days prior to such action as may be specified in such resolution of the Board of Directors.

                SECTION 4.05. REGISTERED SHAREHOLDERS. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares with a request to record the transfer of such share or shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner.

ARTICLE V
GENERAL PROVISIONS

SECTION 5.01. DIVIDENDS. Dividends upon the shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

SECTION 5.02. CHECKS, DRAFTS OR ORDERS. All checks, drafts or other orders for the payment of money by or to the Corporation and all notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the Board of Directors or a duly authorized committee thereof.

SECTION 5.03. CONTRACTS. The Board of Directors may authorize any officer or officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 5.04. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SECTION 5.05. CORPORATE SEAL. The Board of Directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, New York." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

SECTION 5.06. VOTING SECURITIES OWNED BY THE CORPORATION. Voting securities in any other corporation held by the Corporation shall be voted by the President, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

SECTION 5.07. SECTION HEADINGS. Section headings in these By-laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

SECTION 5.08. INCONSISTENT PROVISIONS. In the event that any provision of these By-laws is or becomes inconsistent with any provision of the Certificate of Incorporation, the Business Corporation Law of the State of New York or any other applicable law, the provisions of these By-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE VII
AMENDMENTS

These By-laws may be amended, altered or repealed and new By-laws adopted at any meeting of the Board of Directors by a majority vote of the entire Board of Directors (inclusive of vacancies). The fact that the power to adopt, amend, alter or repeal the By-laws has been conferred upon the Board of Directors shall not divest the shareholders of the same powers.